Income tax expenses (Tables)	12 Months Ended
Jun. 30, 2018
Disclosure of income tax [Abstract]
Disclosure of detailed information about reconciliation of accounting profit multiplied by applicable tax rates [Text Block]
Reconciliation between the provision for income tax computed by applying the PRC EIT rates of 25% in fiscal year 2016, 2017 and 2018 to income before income taxes and the actual provision for income tax was as follow:

	2016	2017	2018
	RMB	RMB	RMB
Net income before provision for income tax	99,432	167,743	297,190
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	24,858	41,936	74,298
Effect of expenses that are not deductible in determining taxable profit	—	—	373
Effect of incomes that are not taxable in determining taxable profit	—	—	(956)
Unrecognized tax losses	133	2	70
Utilization of tax losses previously not recognized	—	(579)	(46)
Effect of income tax exemptions	(24,991)	(41,359)	(7,451)
Income tax expense recognized in profit or loss	—	—	66,288